UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2018

Corporate Property Associates 17 – Global Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-52891	20-8429087
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

At separate special meetings of stockholders held on October 29, 2018, the pending merger (the “Merger”) between Corporate Property Associates 17 — Global Incorporated (“CPA:17”) and a merger subsidiary of W. P. Carey Inc. (“W. P. Carey”) was approved by the requisite vote of each company’s stockholders.

As of August 24, 2018, the record date for CPA:17’s special meeting, there were approximately 336,681,425 shares of CPA:17 common stock outstanding and entitled to vote at the special meeting.  Set forth below are the final voting results from CPA:17’s special meeting:

1.   To consider and vote upon a proposal to approve the transactions described in the Agreement and Plan of Merger, dated as of June 17, 2018 (the “Merger Agreement”), by and among CPA:17, W. P. Carey, CPA17 Merger Sub LLC, and the other parties thereto.

For	Against	Abstain
172,456,471	3,654,791	8,418,846

The merger proposal was approved.

2.    To consider and vote upon a proposal to approve an amendment to CPA:17’s charter (the “CPA:17 Charter”) to exclude a transaction involving securities of an entity that have been listed on a national securities exchange for at least 12 months, including the pending Merger, from the procedural and substantive requirements of the CPA:17 Charter applicable to “Roll-Up Transactions” (as such term is defined in the CPA:17 Charter).

For	Against	Abstain
170,148,900	4,538,888	9,842,320

The charter amendment proposal was approved.

3.    To consider and vote upon any adjournments or postponements of the CPA:17 special meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the proposals above.

For	Against	Abstain
147,468,653	9,153,815	27,907,640

This proposal was approved.

CPA:17 currently expects the Merger to become effective at 12:01 a.m. on October 31, 2018.

Item 7.01  Regulation FD Disclosure.

On October 29, 2018, W. P. Carey issued a press release announcing the results of its special meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.1 and the foregoing description is qualified by the complete press release, which is incorporated herein by reference.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into W. P. Carey’s filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press release issued by W. P. Carey Inc., dated October 29, 2018

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of CPA:17 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing of the closing of the Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in CPA:17’s filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in CPA:17’s Annual Report on Form 10-K for the year ended December 31, 2017. These risks, as well as other risks associated with the Merger, are more fully discussed in the Joint Proxy Statement/Prospectus that is included in the Registration Statement on Form S-4 that CPA:17 and W. P. Carey filed with the SEC in connection with the Merger on July 27, 2018, as amended. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA:17 does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 – Global Incorporated

Date: October 29, 2018	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary